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                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                                                   EXHIBIT 10.19

                         CERENT/KLSI TERMS & CONDITONS


1   DEFINITIONS: As used herein, the following terms shall have the meanings set
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forth below.

1.1 KLSI and CERENT shall mean, respectively, Kawasaki LSI U.S.A. Inc. (KLSI), and CERENT, or a CERENT authorized subcontractor for whose account a Purchase Order has been placed.

1.2 "Purchase Order" shall mean a written offer to purchase products sold by KLSI and submitted to KLSI by or on behalf of CERENT.

1.1. "Products" shall mean the products and services described on the face side hereof

1.4 "Standard Products" shall mean Products, which are regularly inventoried by KLSI and are not Custom Products.

1.5 "Special Order Products" shall mean Products which are not regularly inventoried by KLSI and are not Custom Products.

1.6 "Custom Products" shall mean Products which are customized to the specifications of CERENT, to the extent that they have little or no economic value to another customer of KLSI and cannot be economically re-worked for sale to another customer.

2.  ACCEPTANCE OF PURCHASE ORDERS: Each Purchase Order with KLSI is subject to
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acceptance by KLSI in its sole discretion in each instance. KLSI will notify
Cerent of it's acceptance or rejection of each Purchase Order within [*] of receipt. Failure to accept Cerent's Purchase Order within [*] shall be deemed a rejection of said Purchase Order.

3. The terms and conditions set forth herein supersede all prior communications between the parties concerning, and constitute their sole and exclusive understanding with respect to the subject matter hereof. In the event of any inconsistency between the terms and conditions herein and those of any order, Purchase Order, acceptance or confirmation, the terms and conditions herein shall govern and control. Acceptance by KLSI of CERENT'S Purchase Order is expressly conditioned on, and made subject to CERENT'S assent to all of the terms and conditions herein, and any proposal by CERENT for a modification of any such terms or conditions, or for a term or condition inconsistent with any term or condition herein, or for an additional term or condition will not be binding on KLSI unless reduced to writing and executed by KLSI'S authorized representative.

4.  PRICES: KLSI shall sell Products to CERENT at prices negotiated between KLSI
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and CERENT. Prices are in US$.

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

5.  TERMS OF PAYMENT AND DELIVERY: Unless KLSI has extended credit to CERENT,
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KLSI will require [*] to accompany CERENT'S Purchase Order, or a [*] acceptable to KLSI which requires CERENT to pay any and all costs of collection, including, without limitation, [*]. When KLSI has extended credit to CERENT, the terms of payment hereunder shall be net cash [*] from the date of KLSI invoice without deduction or setoff of any kind, unless the shipment is "short" or fails inspection, then CERENT reserves the right to adjust payment accordingly. All credit sales are subject to prior approval by KLSI in its sole discretion. Products will be shipped to CERENT F.O.B. KLSI'S place of shipment. Unless KLSI receives and expressly accepts other instructions from CERENT, KLSI shall be free to select the method of shipment. KLSI will ship Products as promptly as reasonably possible in accordance with the shipment date requested in the Purchase Order, provided, however that all shipment and delivery dates are based on normal expectancy and are approximate.

6.  RISK OF LOSS: Anything herein or in any applicable law to the contrary
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notwithstanding, CERENT will bear the risk of loss, deterioration or damage to the Products from the time they are placed by KLSI in the possession of a carrier. CERENT shall be solely responsible for filling any claims for damage during the shipment with the carrier. After the passage to CERENT of such risk of loss, deterioration or damage, the Products held by KLSI for whatever reason, shall be held for CERENT'S account at CERENT'S expense, irrespective of whether the products are within the coverage of any policy of insurance maintained by the KLSI.

7.  RESERVATION OF SECURITY INTEREST: KLSI reserves and retains a security
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interest in the Products and the proceeds thereof until payment therefor in full has been made by CERENT. This contract constitutes a security agreement between CERENT, as a debtor, and KLSI, as secured party, under the Uniform Commercial Code, and KLSI shall have the rights and remedies of a secured party thereunder. CERENT authorizes KLSI to file financing statements and to do any other act or thing necessary or useful in perfecting KLSI'S security interest in the Products, and agrees to execute any and all documents required to be executed on its part to perfect said security interest.

8.  WARRANTY: KLSI shall warrant all Products sold or otherwise supplied to
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CERENT hereunder against defects in material and workmanship for a period of [*]
from the date when risk of loss shall pass to CERENT pursuant to Paragraph 6 hereof. KLSI'S obligations under this warranty are limited to the price of the Products sold (exclusive of shipping costs, insurance and taxes) and are further limited to replacing or crediting at KLSI'S option, defective Products at no cost to CERENT, provided, however, that CERENT shall promptly furnish KLSI with reasonable substantiation of any allegedly defective Products in accordance with KLSI'S instructions, and provided further that CERENT shall furnish written notice to KLSI of the precise nature of the alleged defect within the above described [*].

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

KLSI shall have the option, at its discretion, to require that any defective Product be returned to KLSI. Unless otherwise expressly agreed in writing by KLSI, CERENT shall be responsible for all insurance and shipping costs in returning allegedly defective Products to KLSI. This warranty extends only to CERENT and not to CERENT'S customers.

EXCEPT AS OTHERWISE SET FORTH HEREIN, THE PRODUCTS BEAR NO WARRANTIES TO CERENT, WHETHER EXPRESS WARRANTIES OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, AND KLSI WILL HAVE NO LIABILITY IN CONTRACT OR TORT FOR ANY DAMAGE, LOSS, COST OR EXPENSE (WHETHER DIRECT, INDIRECT, SPECIAL OR CONSEQUENTIAL) SUFFERED OR INCURRED BY CERENT OR CERENT'S CUSTOMERS.

THIS WARRANTY DOES NOT COVER DAMAGE WHICH RESULTS FROM ACCIDENT, MISUSE, ABUSE, IMPROPER LINE VOLTAGE, FIRE, FLOOD, LIGHTENING, OR OTHER ACTS OF GOD OR DAMAGE RESULTING FROM ANY MODIFICATIONS, REPAIRS, OR ALTERATIONS PERFORMED OTHER THAN BY KLSI OR KLSI'S AUTHORIZED AGENT OR RESULTING FROM FAILURE TO STRICTLY COMPLY WITH KLSI'S WRITTEN OPERATING AND MAINTENENCE INSTRUCTIONS. CERENT ACKNOWLEDGES THAT THE PRODUCTS ARE HIGHLY SENSITIVE ELECTRONIC PRODUCTS REQUIRING SPECIAL HANDLING AND THAT THIS WARRANTY DOES NOT APPLY TO IMPROPERLY HANDLED PRODUCTS. PRODUCTS MANUFACTURED TO MEET CERENT'S SPECIFIC PERFORMANCE SPECIFICATIONS ACCEPTED BY KLSI ARE WARRANTED ONLY TO PERFORM IN CONFORMITY WITH SUCH SPECIFICATIONS.

PRODUCTS LIABILITY: Without limiting the provisions of Paragraph 8, KLSI shall
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not be liable to CERENT or to third parties for liabilities, losses, expenses or damages (including, without limitation, court costs and attorney's fees) incurred or suffered by CERENT or third parties resulting from or caused by, the defective or allegedly defective manufacture, assemble, storage, use or transportation of any Products or of any goods, wares, products or services incorporating or utilizing any Products. CERENT agrees to protect, indemnify and hold harmless KLSI from and against all suits, claims, liabilities, losses, expenses and damages (including, without limitation, court costs and attorneys fees of any kind or character arising from claims) asserted by any person or entity against KLSI in respect of any Products or goods, wares, products or services incorporating or utilizing any Products.

9.  SERVICE AND COLLECTION COSTS: Without limiting any other remedies available
---------------------------------
to KLSI at law or in equity or otherwise, there shall be charged to CERENT a delinquency and service fee of [*], if less, on amounts due KLSI for any period during which payment remains in arrears, and such discounts as may from time to time be offered by KLSI with respects to its Products shall not be made available to CERENT while any payment owed by CERENT to KLSI remains in arrears. CERENT shall pay, or reimburse KLSI for, any and all expenses incurred by KLSI in the collection of any

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

amounts due hereunder, including, without limitation, the costs of any court proceedings or arbitration and attorney's fees.

10. ACCELERATION: KLSI may demand immediate payment of any and all amounts owed
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by CERENT to KLSI hereunder or under any other contract of sale between CERENT and KLSI and/or cancel any previous accepted Purchase Order by written notice to CERENT upon any material breach by CERENT of the terms and conditions hereof or upon the CERENT filing a petition under any insolvency or bankruptcy law or making a general assignment for the benefit of creditors, whether voluntary or involuntary, or being dissolved, becoming insolvent or being adjudged bankrupt. KLSI will make every effort to achieve a mutually agreed upon payment plan with CERENT before implementing this condition.

11. INSPECTION: CERENT is responsible for inspecting all deliveries of Products
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for shortage or non-conformity. All Products delivered will be deemed accepted by CERENT as being without shortages and non-conformities unless CERENT notifies KLSI of any discrepancies within five (5) days of delivery.

12. PATENTS, ETC.: KLSI'S sale of Products to CERENT does not convey to CERENT
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any license or any other right, express or implied, under any patent, trademark or proprietary right of KLSI concerning Products. If any Products are manufactured to meet CERENT'S designs and specifications, CERENT shall defend KLSI against any claims or actions for unfair competition, for infringement of patents or trademarks, or for any other reason, and shall hold KLSI harmless from damages, costs, loss or expenses, including reasonable attorney's fees, arising from KLSI'S compliance with CERENT'S specifications.

13. NO ASSIGNMENT: CERENT shall not assign its rights or obligations hereunder
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without the prior written consent of KLSI.

14. ASSIGNMENT: This agreement shall be binding upon and shall inure to the
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benefit of the parties and their respective successors and assigns. CERENT may assign any of its rights or obligations hereunder without prior written consent of KLSI to any third party in connection with a merger, acquisition, consolidation, or reorganization of CERENT, or to a purchaser of all or substantially all of the assets or business or shares of CERENT.

15. FORCE MAJEURE: KLSI shall be excused from liability for unusual delays or
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failure to deliver or fill any Purchase Order where caused by act of God, fires, floods, strikes, work stoppages, delays by supplier(s), accidents, allocations or other controls, or regulations including export or import regulations of any foreign or U.S. Federal, state or local government, shortage of truck or any other means of transportation, fuels, materials or labor, or any other cause beyond KLSI'S reasonable control, whether or not similar in kind or class to those mentioned.

16. MODIFICATION AND WAIVER: No modification of the terms and conditions hereof
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shall be binding unless in writing and signed by KLSI. No failure or delay on the part of either party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder. No waiver of any provision hereof shall be effective unless the same shall be made in writing and signed by the party against which such waiver is sought to be enforced.

17. SEVERABILITY PROVISIONS: If any provision, clause or application hereof
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shall be held unlawful or invalid by court or administrative decision, it shall be deemed several, and such unlawfulness or invalidity shall not in any way affect any other provisions, clauses or applications hereof which can be given effect without the unlawful or invalid provision, clause or application.

18. CANCELLATION: CERENT'S right and obligations with respect to cancellation of
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orders shall be governed by this Paragraph 18.

18.1 In the case of Custom Products, CERENT must cancel no less than one hundred and twenty (120) days prior to shipment.

Notwithstanding the provisions of Paragraph 18.1, if CERENT cancels, at any time, KLSI may, at its election, be entitled to receive from CERENT reimbursement for the costs of all work in process at the time of cancellation plus reasonable profit and any extra shipping or customized charges.

If CERENT cancels any part of Purchase Order, CERENT shall be liable for the adjustments to the purchase price on the Products actually purchased as specified in Paragraph 3 and KLSI shall be entitled to collect such adjustment in the manner specified herein.

19. RESCHEDULING OF DELIVERY: CERENT'S right to reschedule deliveries shall be
    -------------------------
governed by this Paragraph 19.

     In the case of Custom Products, CERENT may reschedule no less than one hundred and twenty (120) days prior to the previous schedule shipment date.

     CERENT may only be allowed to reschedule one time per Purchase Order line item within the rescheduling window as set forth in Paragraph 19.

20. GOVERNING LAW: This contract shall be construed and enforced pursuant to the
    --------------
laws of the State of California.

21. This agreement shall remain in effect for a period of two (2) years from the effective date and shall automatically renew for like terms until cancelled by CERENT with 90 days notice prior to the expiration of the current term.

Note: KLSI does acknowledge that CERENT retains all ownership of CERENT proprietary products and KLSI treats all specifications and materials related to same as confidential and governed by the Non-Disclosure Agreement entered into by both companies.

Signed: /s/ H. Watanabe         Signed:   /s/ Arthur Widen
       ----------------------             ----------------------
Title: Chief Financial Officer     Title: Controller
      ------------------------           -----------------------
Kawasaki LSI                       CERENT

Date: 5/12/99                      Date:  5/12/99
     -------------------------          ------------------------

                            NONDISCLOSURE AGREEMENT

This agreement made and entered into on July 10, 1998 between CERENT Corporation and Kawasaki LSI U.S.A., Inc., a California corporation having its principal place of business at 2570 North First Street, Ste, #301, San Jose, California 95131, U.S.A.

The parties hereby agree as follows:

1.   Definition of Proprietary Information

Proprietary information is defined as, but not limited to performance, sales, financial, contractual, and special marketing information, ideas, technical data and concepts originated by the dismissing party, not previously published or otherwise disclosed to the general public, not previously available to the receiving party or others without restriction, not normally furnished to others without compensation, and which the disclosing party desires to protect against unrestricted disclosure or competitive use, and which is furnished pursuant to this Agreement and appropriately identified as being proprietary when furnished.

2.   Identification of Proprietary Information

The Parties agree that any proprietary information stipulated above ("Information") shall be subject to the terms of this Agreements only if such information is identified as follows:

a. If such information is written or other tangible form, it shall be clearly marked or labeled "Proprietary" or "Confidential".

b. If such information is orally disclosed, the disclosing party shall specifically state, before or during such disclosure, what portion thereof is deemed by the disclosing party to be proprietary and submit a written summary of the disclosure made orally to the receiving party within thirty (30) days of the date of the oral disclosure.

3.   Nondisclosure to Third Parties

The receiving party shall treat the information as the proprietary information of the disclosing party, shall not disclose said information to any other person except those employees of the receiving part authorized by it, and shall safeguard such information as it would be its own proprietary information, The receiving party shall immediately notify the disclosing party of any request by third party that such information be disclosed and shall cooperate with the disclosing party in its efforts to protect the information from disclosure.

4.   Use of Information

The receiving party shall be and remain the property of the disclosing party, and shall be promptly returned to the disclosing party upon written request, or destroyed at its option.

6.   Publicity

Neither party shall publicly announce of disclose the existence of this Agreement, its terms and conditions or advertise or release any publicity regarding this Agreement, without the prior written consent of the other party. This provision shall survive the expiration, termination or cancellation of this Agreement.

7.   Terms of Agreement

The obligations of the partied under this Agreement shall continue and remain binding for a period of three (3) years from the date of disclosure of the respective information.

8.   Remedies for Breach or Threatened Breach

The receiving party acknowledges that the disclosing party claims the information to be proprietary and that disclosure of the information by the receiving party would harm the disclosing party. In the event of a breach, the party subject to harm may seek an injunction in an appropriate court. In addition to any other remedies available at law or in equity.

9.   Exceptions

The obligations contained herein shall not apply:

a. Information which is now in or hereafter enters the public domain without a breach of this Agreement by the receiving party;

b. Information known to the receiving party prior to the time of disclosure by the disclosing party pr independently developed by employees of the receiving party without access to the information.

c. Information obtained by the receiving party from other sources, provided the receiving party has no reasonable cause to believe that such other source received the information through a breach of this Agreement or similar agreement of the disclosing party with such other party, or through any unlawful act or means.

10.  Miscellaneous

Nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise upon the receiving party any license if any kind under disclosing party's copyrights, patents, mask work rights, trademarks or any other form of intellectual property, including trade secret.

This Agreement supercedes all prior agreements regarding the same subject matter. This Agreement may be amended or modified only by a subsequent agreement in writing. This Agreement shall be construed and enforced according to the law of the state of California, U.S.A.

Cerent Corporation            Kawasaki LSI U.S.A. Inc.

/s/ Paul Elliot               /s/ H. Watanabe
-------------------------     ------------------------------
By:    Paul M. Elliot         By:    Hakuo Watanabe
Title: Director, Advanced     Title: Chief Financial Officer
       Development